UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MoneyGram International, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONEYGRAM INTERNATIONAL, INC. 2828 NORTH HARWOOD STREET 15TH FLOOR DALLAS, TX 75201 Your Vote Counts! MONEYGRAM INTERNATIONAL, INC. 2022 Annual Meeting Vote by May 4, 2022 11:59 PM ET. For shares held in a Plan, vote by May 2, 2022 11:59 PM ET. D68952-P65092 You invested in MONEYGRAM INTERNATIONAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 5, 2022 9:00 A.M. Central Time Virtually at: www.virtualshareholdermeeting.com/MGI2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Antonio O. Garza For 1b. Alka Gupta For 1c. W. Alexander Holmes For 1d. Francisco Lorca For 1e. Michael P. Rafferty For 1f. Julie E. Silcock For 1g. W. Bruce Turner For 1h. Peggy Vaughan For 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022. For 3. Advisory vote to approve executive compensation. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D68953-P65092